SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 21, 2003

                         Commission file number 0-19292

                              BLUEGREEN CORPORATION
             (Exact name of registrant as specified in its charter)

         Massachusetts                                         03-0300793
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

         4960 Conference Way North, Suite 100, Boca Raton, Florida 33431
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 912-8000

Item 9. Regulation FD Disclosure (information furnished in this Item 9 is furnished under Item 12).

      In accordance with Securities and Exchange Commission Release No. 34-47583, the following information, which is intended to be furnished under "Item 12. Results of Operations and Financial Condition", is instead being furnished under "Item 9. Regulation FD Disclosure." The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

      On October 21, 2003, Bluegreen Corporation issued a press release announcing its financial results as of and for the three- and nine-month periods ended September 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 21, 2003                  By: /S/ JOHN F. CHISTE
                                           -----------------------------------
                                           John F. Chiste
                                           Senior Vice President, Treasurer and
                                           Chief Financial Officer

Exhibit Index

     99.1     Press Release dated October 21, 2003